Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT AND WAIVER dated as of December 20, 2011 (this “Agreement”), to the CREDIT AGREEMENT dated as of September 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GFI SOFTWARE S.À R.L., a société à responsabilité limitéé having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B147127 and having a share capital of €1,105,788.06 (“Holdings”), TV GFI HOLDING COMPANY S.À R.L., a société à responsabilité limitéé having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B156413 and having a share capital of €25,000.00 (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, Holdings and the Borrower have requested that the Lenders agree to extend the required delivery date for the Holdings Financial Statements under Section 5.13(a) of the Credit Agreement and waive any Default or Event of Default resulting from the failure to deliver the Holdings Financial Statements prior to such date, and the Lenders whose signatures appear below are willing to agree to such extension and waiver on the terms and subject to the conditions set forth herein; and

WHEREAS, Holdings and the Borrower have also requested that the Lenders agree to amend the representations and warranties contained in Sections 3.04(a), 3.04(d) and 3.14 of the Credit Agreement and waive any Default or Event of Default resulting from any breach of such representations and warranties at any time prior to the date hereof, in each case, solely as a result of any errors or omissions in the financial statements referred to in Section 3.04(a) of the Credit Agreement, and the Lenders whose signatures appear below are willing to agree to such amendment and waiver on the terms and subject to the conditions set forth herein; and

WHEREAS, Holdings and the Borrower have also requested that the Lenders agree to amend and restate the covenants contained in Sections 5.01(a) and 5.01(b) of the Credit Agreement, and the Lenders whose signatures appear below are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment. (a) Section 3.04(a) of the Credit Agreement is hereby amended by deleting the second and third sentences thereof.

(b) Section 3.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Holdings Financial Statements, when delivered, will be prepared in accordance with IFRS, will be audited by, and accompanied by the opinion of, Ernst & Young Malta Limited and will present fairly, in all material respects, the consolidated financial position of Holdings and its consolidated Subsidiaries as of December 31, 2010, and the consolidated results of its operations and consolidated cash flows for the year then ended, all in accordance with IFRS. The consolidated financial position, consolidated results of operations and consolidated cash flows of Holdings and its consolidated Subsidiaries as of or for such fiscal year as set forth in the Holdings Financial Statements will be consistent in all material respects with the consolidated financial position, consolidated results of operations and consolidated cash flows of Holdings and its consolidated Subsidiaries as of or for such fiscal year as set forth in the draft (dated August 29, 2011) consolidated financial statements of Holdings and its consolidated Subsidiaries delivered by Holdings to the Lenders prior to the Closing Date; provided that (i) no representation or warranty is given as to any variations in non-cash entries between such draft financial statements and the Holdings Financials Statements and (ii) the cash balance at December 31, 2009 shall have increased by approximately $1,900,000.00 between such draft financial statements and the Holdings Financial Statements.”

(c) Section 3.14 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, no representation or warranty is made as to the audited consolidated financial statements of each of Gee FI and Iapetos as of and for the year ended December 31, 2010 that are referred to in Section 3.04(a).”

(d) Section 5.01(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“within 120 days after the end of each fiscal year of Holdings (commencing with the fiscal year ending December 31, 2011) (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, by the date that the Annual Report on Form 20-F of Holdings for such fiscal year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its consolidated statement of financial position and the related consolidated statements of comprehensive income, cash flows and changes in equity as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the prior fiscal year, all audited by and accompanied by the opinion of Ernst & Young LLP (or an affiliated office thereof) or another independent registered public accounting firm of recognized international standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the consolidated financial position, consolidated results of operations and consolidated cash flows of Holdings and its consolidated Subsidiaries on a consolidated basis as of the end of and for such year in accordance with IFRS and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal year in reasonable form and detail;”

(e) Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Holdings (or, so long as Holdings shall be subject to periodic reporting obligations under the Exchange Act, by the date that the applicable quarterly reporting form (if any) of Holdings for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), its consolidated statement of financial position and the related consolidated statements of comprehensive income, cash flows and changes in equity as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the statement of financial position, as of the end of) the prior fiscal year, all certified by a Financial Officer of Holdings as presenting fairly, in all material respects, the consolidated financial position, consolidated results of operations and consolidated cash flows of Holdings and its consolidated Subsidiaries on a consolidated basis as of the end of and for such fiscal quarter and the portion of such fiscal year in accordance with IFRS, subject to normal year-end audit adjustments and the absence of certain footnotes, and accompanied by a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal quarter in reasonable form and detail;”

SECTION 3. Waivers. (a) The Lenders hereby waive (a) until January 31, 2012 (the “Extended Delivery Date”) the requirement that Holdings and the Borrower deliver the Holdings Financial Statements pursuant to Section 5.13(a) of the Credit Agreement, it being understood that such waiver shall automatically expire on the Extended Delivery Date if the Holdings Financial Statements are not delivered to the Administrative Agent on or prior to such date, with the same effect as if this Agreement had never become effective, and (b) any Default or Event of Default resulting from the failure to deliver the Holdings Financial Statements prior to the Extended Delivery Date or the failure to give notice of such Default or Event of Default.

(b) The Lenders hereby waive any Default or Event of Default resulting from any breach of the representations and warranties contained in Section 3.04(a) or 3.14 of the Credit Agreement, in each case, solely as a result of any errors or omissions in the financial statements referred to in Section 3.04(a) of the Credit Agreement or the failure to give notice of such Default or Event of Default.

SECTION 4. Representations and Warranties.  Holdings and the Borrower hereby represent and warrant to each Lender and the Administrative Agent that, after giving effect to the amendments and waivers provided for herein:

(a)     The representations and warranties set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Effective Date (as defined below), with the same effect as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(b)     As of the Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 5. Effectiveness. (a) This Agreement shall become effective as of the date hereof (the “Effective Date”) when the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

(b) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(c) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.À R.L.,

by:	/s/ Alex Crisses
	Name:	Alex Crisses
	Title:	Class A Manager

by:	/s/ Michael Triplett
	Name:	Michael Triplett
	Title:	Class A Manager

by:
Name:
	Title:	Class B Manager

TV GFI HOLDING COMPANY S.À R.L.,

by:	/s/ Alex Crisses
	Name:	Alex Crisses
	Title:	Class A Manager

by:	/s/ Michael Triplett
	Name:	Michael Triplett
	Title:	Class A Manager

by:
Name:
	Title:	Class B Manager

[Signature Page to Waiver]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.À R.L.,

by:
Name:
	Title:	Class A Manager

by:
Name:
	Title:	Class A Manager

by:	/s/ Bagnouls
	Name:	Bagnouls
	Title:	Class B Manager

TV GFI HOLDING COMPANY S.À R.L.,

by:
Name:
	Title:	Class A Manager

by:
Name:
	Title:	Class A Manager

by:	/s/ Bagnouls
	Name:	Bagnouls
	Title:	Class B Manager

[Signature Page to Waiver]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Justin Kevey
	Name:	Justin Kevey
	Title:	Authorized Officer

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: Morgan Stanley Bank, N.A.

By:	/s/ Allen Chang
	Name:	Allen Chang
	Title:	Authorized Signatory

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: Jefferies Finance LLC

by	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: JFIN Funding LLC

by	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: Bank of Montreal, London Branch

by	/s/ A. Leboon
	Name:	A. Leboon
	Title:	Director

by	/s/ A. McClinton
	Name:	A. McClinton
	Title:	MD

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: GoldenTree Capital Opportunities, LP

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities III, Limited

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities IV, Limited

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: GoldenTree Loan Opportunities V, Limited

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: GoldenTree Credit Opportunities Financing I, Limited

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: The University of Chicago

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: Swiss Capital Pro Loan III Plc

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]

SIGNATURE PAGE TO
AMENDMENT AND WAIVER
TO THE CREDIT AGREEMENT
OF TV GFI HOLDING
COMPANY S.À R.L.

Name of Institution: SC Pro Loan II Limited

By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
Name: Karen Weber
Title: Director — Bank Debt

[Signature Page to Waiver]